SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  September 20, 1999



                               APPLE SUITES, INC.
             (Exact name of registrant as specified in its charter)


    VIRGINIA                   333-77055                     54-1938865
    (State of                 (Commission                    (IRS Employer
    incorporation)            File Number)                   Identification No.)


                  306 EAST MAIN STREET
                  RICHMOND, VIRGINIA                         23219
                  (Address of principal                      (Zip Code)
                  executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                               APPLE SUITES, INC.

                                    FORM 8-K

                                      Index


Item 2.        Acquisition or Disposition of Assets

Item 7.        Financial Statements and Exhibits

         a.    Financial Statements - None

         b.    Exhibits

                  4.1 Note dated October 5, 1999 in the principal amount of $ 7,350,000 made payable by Apple Suites, Inc. to the order of Promus Hotels, Inc.

                  4.2 Fee and Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated October 5, 1999 from Apple Suites, Inc. and Apple Suites Management, Inc. for the benefit of Promus Hotels, Inc. encumbering the Atlanta-Galleria/Cumberland hotel.

                  4.3 Fee and Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement dated October 5, 1999 from Apple Suites REIT Limited Partnership and Apple Suites Services Limited Partnership for the benefit of Promus Hotels, Inc. imposing a second lien on the Dallas-Addison and Dallas-Irving/Las Colinas hotels.

                  4.4 Fee and Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement dated October 5, 1999 from Apple Suites REIT Limited Partnership and Apple Suites Services Limited Partnership for the benefit of Promus Hotels, Inc. imposing a second lien on the North Dallas-Plano hotel.

                  4.5 Negative Pledge Agreement dated October 5, 1999 between Apple Suites, Inc. and Promus Hotels, Inc. pertaining to the Richmond-West End hotel.

                  10.1     Indemnity  dated  October 5, 1999 from Apple  Suites,
                           Inc.  to  Promus  Hotels,   Inc.  pertaining  to  the
                           Atlanta-Galleria/Cumberland hotel.

                  10.2 Homewood Suites License Agreement dated October 5, 1999 between Promus Hotels, Inc. and Apple Suites Management, Inc. pertaining to the Atlanta-Galleria/Cumberland hotel.

                  10.3 Management Agreement dated October 5, 1999 between Apple Suites Management, Inc. and Promus Hotels, Inc. pertaining to the Atlanta-Galleria/Cumberland hotel.

                  10.4 Comfort Letter dated October 5, 1999 among Promus Hotels, Inc., Apple Suites, Inc. and Apple Suites Management, Inc. pertaining to the Atlanta-Galleria/Cumberland hotel.


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

                  10.5 Promissory Note dated October 5, 1999 in the amount of $55,800 made payable by Apple Suites Management, Inc. and Apple Suites Services Limited Partnership to the order of Apple Suites, Inc.

                  10.6 Promissory Note dated October 5, 1999 in the amount of $12,400 made payable by Apple Suites Management, Inc. and Apple Suites Services Limited Partnership to the order of Apple Suites, Inc.



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


Item 2.  Acquisition or Disposition of Assets


         In a Report on Form 8-K dated September 20, 1999 and filed on October 5, 1999, Apple Suites, Inc. reported its acquisition of a Homewood Suites(R) property in Atlanta, Georgia, as well as certain other Homewood Suites(R) property acquisitions. This Report on Form 8-K/A includes certain exhibits pertaining to the acquisition of the property in Atlanta, Georgia.



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Apple Suites, Inc.


Date: October 21, 1999                     By:      /s/ Glade M. Knight
                                                     ---------------------------
                                                     Glade M. Knight,
                                                     Chief Executive Officer of
                                                     Apple Suites, Inc.



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